The Global Health Sciences Fund Annual Report 1996

INVESCO

The Global Health Sciences Fund is an aggressive growth closed-end fund that focuses on health care, a global field of unlimited potential growth. The Fund is managed by INVESCO, which historically has been an industry leader in investment management.

Through the selective allocation of holdings in the subsectors of pharmaceuticals, medical devices and supplies, biotechnology, and health care delivery, INVESCO seeks returns that exceed those of the broader market. In addition, the Fund's broad investment charter allows investments in private companies that represent the next generation in health care technology, companies that may have the potential to complete an initial public offering and deliver new-product announcements. Thus, while past performance is no guarantee of future results, the Fund is designed for long-term net asset value growth.

The Global Health Sciences Fund's total assets under management were over $455 million as of October 31, 1996.

Contents
1    Performance Highlights
2    Portfolio Manager's Report
5    Health Care: A Growth Investment
13   Financial Report


Performance Highlights
                                                        For the 12 Months Ended October 31
                                                 --------------------------------------------
                                                     1996              1995              1994
---------------------------------------------------------------------------------------------

Net Asset Value-Total Return                       20.10%            49.52%             3.82%
Share Price-Total Return                           15.25%            47.50%          (11.49%)
Total Distributions                                 $0.00             $0.00             $0.20

Total Net Assets-
   End of Period (Millions)                        $455.8            $379.5            $253.8
Ratio of Expenses to
   Average Net Assets                               1.21%             1.33%             1.41%
Portfolio Turnover Ratio                              91%              105%              121%
Average Commission Rate Paid                      $0.0822                 -                 -
---------------------------------------------------------------------------------------------
Past performance is no guarantee of future results.

Graph:
   This bar graph illustrates the net asset value per share increase in 1996 compared to the prior four years (1992-1995).

Graph:
  This bar graph illustrates the stock price per share increse in 1996 compared to the prior four years (1992-1995).

Portfolio Manager's Report

Dear Shareholder:

         At the end of 1995, we were proud to have provided our investors with returns that beat the broad markets by a wide margin. We were extremely pleased with the performance of The Global Health Sciences Fund in what was an explosive year for the health care industry.
         But we cautioned investors that a similar return shouldn't be expected for 1996, which showed signs of being a more "conventional" year for health care issues, at least by the standards of recent years. For some investors, that might have been interpreted as a signal of ho-hum results.
         Although 1996 wasn't 1995, it was hardly a disappointing year. While past performance is no guarantee of future results, the Fund's net asset value rose 20.10%, and the share price went up 15.25%.
         Past numbers, while providing no guarantee of being repeated in the future, can give reason for some optimism: For the last three years, the average annual increase in the Fund's net asset value was 23.1%, and the total increase over that period was 86.43%. The stock price has risen 50.5% over those three years. Looking at the more recent appreciation in health care industry stocks, $10,000 invested in shares of the Fund at the end of calendar 1994 would have been worth $17,215 on October 31, 1996.
         Also, our 1996 increase in net asset value was better than all but eight of our 22 competitor health care funds, according to Lipper Analytical Services, Inc.
         While there are no assurances of continued solid performance in 1997, several factors bode well for the Fund, both in general trends that will influence the entire health care industry and in developments that mesh nicely with specific characteristics of the Fund:

POLITICAL CONCERNS HAVE ABATED.
Some of our holdings suffered in the two or three months prior to the Presidential election, as analysts began to fear a Democratic takeover of one or both houses of Congress. Right or wrong, they wanted Republicans in charge of business regulation and of oversight of the Food and Drug Administration.
         The post-election boost in health care stocks (after our fiscal year ended) reflected the analysts' sigh of relief, and we hope to profit from the improved legislative environment in 1997. Additionally, the current balance in Congress, together with a battle-scarred White House, is unlikely to produce anything more than minimal reform of Medicare and Medicaid. And if Medicare is reformed, we can expect the biggest pinch to come on reimbursements to provider companies--a sector in which the Fund is presently underweighted.

THE MARKET COULD RETURN TO SMALL-CAPS.
To the minor extent that the Fund underperformed the broader market, the gap could be attributed to our investments in small- and mid-cap companies. The broader market index is based on large-caps, which did a bit better in 1996. We think the signs in 1997 are favorable for the smaller issues to participate more fully in the current market appreciation.
         We like companies that still have their most dramatic growth ahead of them. We also like exciting companies that are still private, with the opportunity to go public, introduce an innovative new product, or both. In 1996 alone, the Fund benefited from 10 initial public offerings (IPOs). While past performance is no guarantee of future results, their average return for the year was 131.9%. Since the Fund's inception in 1992, more than 30 of the private companies held by the Fund have completed IPOs, and the average annualized rate of return from date of investment to the end of 1996 on all the Fund's investments in private companies has been approximately 18%.

Graph:
         This line graph compares the net asset value and share price value of a $10,000 investment in The Global Health Sciences Fund to the value of a $10,000 investment in the S&P 500 Health Care Composite Index, from 12/31/91 through 1/31/95.

CONDITIONS FOR GROWTH IN HEALTH CARE ARE STRONG.
The simplistic explanation here is that people continue to age, they continue to need health care, and more people around the world are able to pay for it.
But a fuller explanation is required.

         Start with the economy. After a record sixth consecutive year of expansion, the U.S. economy is beginning to show some signs of slowing. As that happens, investors may rotate away from cyclical stocks that bend and weave with the movement of the economy. Instead, they may gravitate toward the stocks of companies in more stable growth industries. Health care is a stereotypical example of such an industry. What's more, investors know that health care is not just another boring blue chip--it also holds out the carrot of discovery, the introduction of the next billion-dollar health care product.
         Look at worldwide demographics. We're an aging population. Proportionately, the senior population will be growing to record numbers, accompanied by increased dependence on medical care and therapies.
         Additionally, today's increasingly informed consumer will be tomorrow's patient. Particularly if the government puts more financial responsibility on the patient, that patient will be more insistent on quality health care. He or she will demand the best that emerges from the pharmaceutical industry's research and development.
         Together, the increased needs of an older patient profile and the emergence of better informed consumers may help make health care companies more innovative and responsive--and potentially even better investments.
         Also, as part of that growing efficiency, information management systems that track complete patient histories and outcomes for health care providers--a field in which we have significant investments--will finally evolve into a necessary component of the health care equation.
         Finally, the pace of expansion of the health care market beyond the United States is increasing. As developing countries begin to emerge, particularly in the populous Pacific Rim, experience has shown that one of their first societal demands is for a higher standard of health care. The companies in our portfolio are poised to respond.
         Briefly, in the order of our holdings, here's how the Fund did in our four subsectors in 1996, and a little bit of what we foresee for 1997:

PHARMACEUTICALS
While it was a good year for health care stocks, it was outstanding for the industry's best performing sector, pharmaceuticals. And, again, while past performance is no guarantee of future results, there is potential for similar success in 1997. This past year, companies rode historically high volume gains on the combined waves of new products, increased prescribing of existing products, and the return of some pricing strength. In response, we've almost doubled our pharmaceutical holdings. Imminent new products for diabetes and high cholesterol prompted us to add Warner-Lambert Co, which is now the Fund's largest holding. We've left generics, and will soon be out of drug delivery systems.

Graph:
         This graph compares the percent of The Global Health Sciences Fund's total net assets held in various subsectors (biotechnology, Health Care Delivery, Medical Devices and Supplies, Pharmaceuticals, and cash) in 1996 to 1995.

MEDICAL DEVICES AND SUPPLIES
Although this subsector was a big part of our success in 1995, we knew the run couldn't repeat itself in 1996. Essentially, the 1995 performance was a rebound from the "health care reform" depression of 1994, and it couldn't be duplicated. As a result, we liquidated positions in this sector and applied the proceeds in pharmaceuticals. However, we're still very positive about the segment and will continue to focus on companies like Medtronic Inc that have favorable new-product prospects.

BIOTECHNOLOGY
We slowly increased our weighting in biotechnology this year, even though it was once again a choppy year for stock prices. The Holy Grail is still out there--the breakthrough product that will truly turn the corner for what are destined to be the therapies of the next century.
         The underlying fundamentals are very positive, more companies are turning a profit, and some major new-product announcements in the first quarter should buoy the whole sector. But it's still an opportunistic waiting game.

HEALTH CARE DELIVERY
This subsector was a minefield in 1996, so we took a very conservative approach. That won't change in 1997. We're still excited about HBO & Co, a top-10 holding for the Fund, which provides full-accountability computer systems to hospitals and physician groups. And while HMOs have been underperformers, an exception has been Oxford Health Plans, which we continue to hold. Because we think concerns about reimbursement could create some opportunities, we may look at some small hospital companies in 1997.
         We trust  you've  been as  pleased  and  enthused  as we have about our successes in the health care industry. We hope you also recognize that we weren't perfect. Overall, I'd give us a "B" because we didn't exactly nail sector allocation. The maximum return this year would have gone to a fund totally weighted in pharmaceuticals. We are not willing to be that one-dimensional. What got us close to an "A" was our stock picking.

Sincerely,

/s/ John R. Schroer
-------------------
John R. Schroer
Vice President,
INVESCO Trust Company
Manager, The Global Health Sciences Fund
October 31, 1996

Health Care: A Growth Investment

As  it  has  for  years,  health  care  remains  a  fundamentally  solid  growth
investment.   The  Global  Health  Sciences  Fund  positions  its  investors  to potentially profit from that rising trend.

Maturing Consumers, Emerging Needs Spell Prescription for Success

         One measure of a successful business is when the marketplace says of your product, "You can't live without it."
         It's possible to live without health care, but not for long. Life without health care wouldn't be life as we know it, as millions of people in the developed nations expect it, and as millions more in emerging countries demand it.
         Viewed through the prisms of history and the future, there may be no more solid a market segment than health care. People have always sought it; people always will. The shared secret is that continually improving health care enables us to live better, and to live longer. An American born in 1920 could expect to live to the age of 54. By 1965 life expectancy had risen to 70, by 1994 to 75--every four years, life expectancy increases another year.
         And there's robust commerce in the business of helping us live better and longer: Total 1996 health care expenditures in the U.S. are expected to reach $1.1 trillion, or 14.5% of the Gross Domestic Product--more than doubling that proportion since 1970. Growth is expected to stabilize between now and 2005, but it will still probably average about 8% a year.
         As an investment, health care creates a perverse truism: The greatest opportunity lies where there is the greatest suffering and pain. The industry is keenly aware of what are, economically, the top eight uncured diseases--heart disease, cancer, Alzheimer's disease, diabetes, arthritis, depression, stroke, and osteoporosis. Together, they cost U.S. society $550 billion every year in both treatment costs and lost productivity. That massive market is just one reason why the U.S. pharmaceutical industry invested 19% of its sales--or $15.8 billion--in research and development in 1996.
         Tomorrow's cures mean an even more energized market, and they add to the increasing demand for health care that comes from emerging nations. History shows that as standards of living increase in developing nations, one of the first demands made by their citizens is for more and better health care. Explosive industrial and population growth, particularly in the Far East, is expanding the call for medicines, hospitals, and other services.
         Not only are there more health care consumers every year, but, proportionately, more are older--and most health care dollars are spent in the last years of our lives.
         Today, 13% of the U.S. population is 65 and above, and they account for 34% of the country's health care expenditures. By the time "baby boomers" reach their 70s and 80s, the proportion of seniors in our population will have jumped to 20%. Between 1990 and 2010, it is estimated that the 85 and older age group will double.
         A billowing group of demanding and better informed consumers. A greater need for latter-year care. Plus, the tremendous spikes in demand that come with new cures and therapies. Together, they spell a prescription for aggressive, long-term investment growth.

Graph:
         This bar graph illustrates health care as a percentage of the United States Gross Domestic Product in 1995.

The Global Health
Sciences Fund:
Rapid Reactions,
Cautious Commitments

         Following careful study, you've decided to invest in the health care industry. Wise choice. History reflects a rather steady--and sometimes meteoric--growth in the segment, and demographics promise an expanding stream of eager consumers.
         So, the next questions are: Why INVESCO? Why The Global Health Sciences Fund?
         Our Fund is part of one of the world's largest investment management firms. And managing investments is all INVESCO does. There are no other activities to divert the firm from its central mission: satisfying the investor.
         We come from a heritage of success, one that spans several generations of investors. It has been a heritage that demands a disciplined and calculated search for ways to achieve above-average returns with below-average risk. Although past performance is never a guarantee of future results, we're proud of our ability to beat the market repeatedly.
         So why The Global Health Sciences Fund?
         First, we are a fund that is confident in the growth potential of the health care industry. The Fund invests at least 80% of its assets in the industry, focusing on four subsectors. They are: pharmaceuticals, medical devices and supplies, biotechnology, and health care delivery--principally hospitals and managed care systems. We can invest up to 25% of our assets in private placements or venture capital projects.
         The remainder of our assets may be invested in companies that are related to health care, but not principally engaged in it. And, typically, we maintain a small cash position.

Graph:
         This bar graph compares the net asset value of The Global Health Sciences Fund to the health care peer group funds composite (closed-end health care sector funds and open-end health care sector funds.)

         We can be characterized as an aggressive growth fund. Although our overall goal is long-term growth of our net asset value, we are opportunistic in the near term. That means we're willing to take some calculated risks. We take those risks only after cautious consideration of the potential rewards, and we take them with the minimum exposure needed to truly seize the opportunity. But they're still risks. And with those risks come short-term fluctuations in Fund value.
         We can also be called nimble. We're unwilling to make an investment, stick it away in our pouch with little subsequent consideration, and hope it eventually does as we had planned. Instead, we have no reluctance in moving in and out of positions quickly to capitalize on market trends and individual company developments. Our aggressive flexibility has been the single biggest factor in our success during recent years.

         You might also say that we're just a bit driven. We're happy with that. We're determined to not make rash mistakes. We spend a lot of time in the field, evaluating companies, kicking the tires. And yet we're just as determined to be value-added, and to not miss any major opportunities.
         Some of the companies that we invest in want their managers to be 10-year people, to worry only about the long term. That's fine, we worry about the long term, too. But we can also think of ourselves as 10-minute people--not blind to near-term changes in fundamentals.
         As to what we look for, we seek companies that have expanding global opportunities. We seek companies that are on the edge of technological innovations, that offer low-cost solutions and services. And, we seek companies that might be the targets or beneficiaries of industry consolidation.
         Finally, we're a closed-end fund, one of the few that invests specifically in health care. That means our investment pool is steady; our investment strategy is not complicated by the detrimental effects of cash flow issues faced by more traditional open-end funds. The knowledge that our investment decisions aren't influenced by everyday operating concerns may provide the long-term investor with a higher degree of comfort and confidence.
         Again, there are no guarantees. When investing, the past makes no promises for the future. However, we feel that our past success justifies our investment strategies and philosophies. But we still go out to prove it again every day, every year--10 minutes at a time.

Graph:
         This bar graph shows the increase in the value of The Global Health Sciences Fund's private placements turned into IPOs for 1994-1996.

Financial Report

Index
13             Ten Largest Common Stock Holdings
14             Statement of Investment Securities
19             Statement of Assets and Liabilities
20             Statement of Operations
21             Statement of Cash Flows
22             Statement of Changes in Net Assets
22             Notes to Financial Statements
25             Financial Highlights
26             Report of Independent Accountants
27             Other Information
29             Trustees and Officers
29             Shareholder Information

Ten Largest Common Stock Holdings
The Global Health Sciences Fund
October 31, 1996
--------------------------------------------------------------------------------
Description                                      Value     Percent of Net Assets
--------------------------------------------------------------------------------
Warner-Lambert Co                             $16,224,375               3.6%
American Home Products                         15,925,000               3.5
Pfizer Inc                                     15,474,250               3.4
HBO & Co                                       14,550,250               3.2
Waters Corp                                    14,260,000               3.1
Merck & Co                                     13,898,438               3.0
Lilly (Eli) & Co                               13,042,500               2.9
Medtronic Inc                                  12,875,000               2.8
Bristol-Myers Squibb                           12,690,000               2.8
SmithKline Beecham PLC ADR
   Representing Ord A Shrs                     12,024,000               2.6
--------------------------------------------------------------------------------
Total                                        $140,963,813              30.9%
================================================================================

Composition of holdings is subject to change.

Statement of Investment Securities
The Global Health Sciences Fund
October 31, 1996
--------------------------------------------------------------------------------
                                           Shares or Principal
Description                                      Amount                    Value
--------------------------------------------------------------------------------
Common Stocks & Warrants  83.45%
Biotechnology  13.43%
--------------------------------------------------------------------------------
Alexion Pharmaceuticals*~                              100,000        $1,000,000
Alexion Pharmaceuticals*^~                             335,526         2,703,945
Alexion Pharmaceuticals Warrants
   (Exp 1997)*^@~                                       31,250                 0
Amgen Inc*                                             135,000         8,277,187
Arris Pharmaceutical*                                  232,000         2,871,000
Cadus Pharmaceutical*^~                                729,395         4,595,189
Centocor Inc*                                           53,600         1,574,500
Creative BioMolecules*                                 535,000         4,614,375
Ecogen Technologies I*^~                                    60           792,000
Gilead Sciences*                                       200,000         4,675,000
ID Biomedical*                                         640,000         2,640,000
INCYTE Pharmaceuticals*                                250,000        10,125,000
MedClone Inc Warrants (Exp 1999)*^@                    209,300                 0
Pharmos Corp*~                                         603,312           791,847
Sequana Therapeutics*                                  112,000         1,792,000
Synaptic Pharmaceuticals*                              125,000         1,312,500
Titan Pharmaceuticals*^~                               488,215         4,442,757
Unisyn Technologies*^~                                  20,754            20,754
Unisyn Technologies Warrants
   (Exp 2001)*^@~                                      333,773                 0
Vertex Pharmaceuticals*                                131,000         4,355,750
Vical Inc*                                             200,000         2,675,000
Xenometrix Inc*^~                                      261,007         2,055,430
                                                                    ------------
                                                                      61,314,234
                                                                    ------------
Health Care Delivery  14.01%
--------------------------------------------------------------------------------
Advanced Health*^                                      612,999         7,355,988
HBO & Co                                               242,000        14,550,250
Humana Inc*                                            350,000         6,387,500
Medical Associates of America*^~                       502,935                 1
Omnicare Inc                                           400,000        10,900,000
Oxford Health Plans*                                   224,000        10,192,000
PhyCor Inc*                                            136,875         4,243,125
Quintiles Transnational*                                60,000         3,945,000
RoTech Medical*                                        400,000         6,400,000
                                                                    ------------
                                                                      63,973,864
                                                                    ------------
Medical Devices & Supplies  26.70%
--------------------------------------------------------------------------------
ATS Medical*                                           166,666         1,166,662
ATS Medical Warrants (Exp 1997)*^@                     166,666                 0
Allegiance Corp*                                        38,000           712,500

Biocompatibles International PLC*                      160,000         1,393,910
Biocompatibles International PLC*^                     960,000         7,108,943
Biocompatibles International PLC Warrants
   (Exp 1996)*                                         160,000           141,996
Boston Scientific*                                     120,000         6,525,000
Cambridge Heart*~                                       36,000           400,500
Cambridge Heart*^~                                     650,000         5,785,000
Cardiometrics Inc*                                     200,000           825,000
Cardiovascular Diagnostics*                             49,500           222,750
Clarus Medical Systems Warrants
   (Exp 2000)*^@~                                        2,224                 0
Diametrics Medical*                                    326,221         1,264,106
Electroscope Inc*^~                                    380,000         2,261,000
IDEC Pharmaceuticals*                                  200,000         4,325,000
Imatron Inc Warrants (Exp 1996)*^                      400,000           987,500
Johnson & Johnson                                      230,000        11,327,500
KeraVision Inc*                                        206,185         3,195,867
Matritech Inc*                                         414,900         4,097,137
Medtronic Inc                                          200,000        12,875,000
Metra Biosystems*^                                     210,356         1,088,592
OrbTek Inc Warrants (Exp 2000)*^@                       50,000                 0
Protocol Systems*~                                     572,500         6,154,375
St Jude Medical*                                       110,000         4,345,000
SEQUUS Pharmaceuticals*                                275,000         3,867,188
Sofamor/Danek Group*                                   345,000         9,487,500
STERIS Corp*                                           250,000         9,437,500
Total Renal Care Holdings*                             177,700         6,930,300
Waters Corp*                                           460,000        14,260,000
Xillix Technologies*~                                  711,538         1,697,838
                                                                    ------------
                                                                     121,883,664
                                                                    ------------
Pharmaceuticals  29.31%
--------------------------------------------------------------------------------
American Home Products                                 260,000        15,925,000
Bristol-Myers Squibb                                   120,000        12,690,000
CIMA Labs*                                             333,333         2,499,998
Crown Laboratories*^~                                  699,958           520,594
Cubist Pharmaceuticals*                                300,000         2,062,500
Fuisz Technologies Ltd*^                               368,631         2,656,551
Lilly (Eli) & Co                                       185,000        13,042,500
Merck & Co                                             187,500        13,898,438
PAREXEL International*                                 142,100         6,962,900
Pfizer Inc                                             187,000        15,474,250
Rhone-Poulenc Rorer                                    136,200         9,142,425
Sandoz AG Registered Shrs*                               9,200        10,678,630
SmithKline Beecham PLC ADR
   Representing Ord A Shrs                             192,000        12,024,000
Warner-Lambert Co                                      255,000        16,224,375
                                                                    ------------
                                                                     133,802,161
                                                                    ------------
Total Common Stocks & Warrants
   (Cost $299,798,622)                                               380,973,923
--------------------------------------------------------------------------------

Preferred Stocks  4.47%
Biotechnology  0.67%
--------------------------------------------------------------------------------
Ingenex Inc, Series B Pfd*^~                           103,055           600,000
MedClone Inc, Series G Conv Pfd*^                      872,096             2,367
Osiris Therapeutics, Series C Conv Pfd*^               352,941         1,199,999
Unisyn Technologies
   Series A Conv Pfd*^~                                758,258           758,258
   Series B Pfd*^~                                     499,500           499,500
                                                                    ------------
                                                                       3,060,124
                                                                    ------------

Health Care Delivery  1.38%
--------------------------------------------------------------------------------
Multum Information Services,
   Series B Conv Pfd*^~                              1,000,000         2,570,000
Physicians Online
   Series A Conv Pfd*^                                 361,500         3,220,965
   Series C Conv Pfd*^                                  55,558           500,022
                                                                    ------------
                                                                       6,290,987
                                                                    ------------
Medical Devices & Supplies  2.42%
--------------------------------------------------------------------------------
Adeza Biomedical, Series II Conv Pfd*^~                416,667         1,000,000
Clarus Medical Systems
   Series I Conv Pfd*^~                                106,664           533,320
   Series II Conv Pfd*^~                                77,239           386,195
InterVentional Technologies,
   Series F Pfd*^                                      250,000         2,125,000
Janus Biomedical, Series A Conv Pfd*^                  400,000         1,000,000
Norian Corp, Series D Pfd*^~                           267,857         1,500,001
OrbTek Inc, Series A Conv Pfd*^                        714,286         1,500,001
SOMNUS Medical Technologies,
   Series B Pfd*^~                                   1,000,000         3,000,000
                                                                    ------------
                                                                      11,044,517
                                                                    ------------
Total Preferred Stocks
   (Cost $17,941,302)                                                 20,395,628
--------------------------------------------------------------------------------

Fixed Income Securities  0.60%
Health Care Delivery  0.00%
--------------------------------------------------------------------------------
Medical Associates of America
   Conv Sr Notes, Zero Coupon,
   2/28/1999*^>~                                     1,689,904               100
                                                                    ------------

Medical Devices & Supplies  0.60%
--------------------------------------------------------------------------------
OrbTek Inc, Conv Promissory Notes, 10.000%
   6/30/2000^                                          500,000           500,000
   11/22/2000^                                       1,000,000         1,000,000
   11/24/2000^+                                      1,000,000         1,000,000

OrbTek Inc, Secured Promissory Notes
   Zero Coupon, 11/24/2000*                            250,000           250,000
                                                                    ------------
                                                                       2,750,000
                                                                    ------------
Total Fixed Income Securities
   (Cost $4,439,904)                                                   2,750,100
--------------------------------------------------------------------------------
Other Securities  0.57%
Pharmaceuticals  0.57%
--------------------------------------------------------------------------------
Spiros Development Units*^~
   (Each unit consists of 1 callable
   shr of cmn stock and 1 Series S
   wrnt to buy 2.40 shrs of Dura
   Phamaceuticals cmn stock)
   (Cost $2,000,010)                                    66,667         2,617,480
--------------------------------------------------------------------------------
Short-Term Investments  10.91%
--------------------------------------------------------------------------------
Corporate Bonds  0.00%
Biotechnology  0.00%
--------------------------------------------------------------------------------
MedClone Inc, Promissory Notes, 10.000%
   6/30/1996^**                                         55,260                 1
   12/31/1996^                                          55,260                 1
                                                                    ------------
   (Cost $110,520)                                                             2
                                                                    ------------

Commercial Paper  10.91%
Finance Related  10.91%
--------------------------------------------------------------------------------
American Express Credit, 5.250%,
   11/4/1996                                        35,682,000        35,682,000
Associates Corp of North America,
   5.650%, 11/1/1996                                14,125,000        14,125,000
                                                                    ------------
   Total Commercial Paper
   (Cost $49,807,000)                                                 49,807,000
                                                                    ------------
Total Short-Term Investments
   (Cost $49,917,520)                                                 49,807,002
--------------------------------------------------------------------------------

Total Investment Securities At Value  100.00%
--------------------------------------------------------------------------------
   (Cost $374,097,358)
   (Cost for Income Tax Purposes
   $374,098,296)                                                     456,544,133
================================================================================

*  Security is non-income producing.

@  Security has no market value at October 31, 1996.

~  Security is an affiliated company (See Note 5).

> Security is a defaulted security with respect to cumulative interest payments of $59,147 at October 31, 1996. The security has been devalued to $100.

+ Security is a payment-in-kind (PIK) bond. PIK bonds may make interest payments in additional securities.

** Security is a defaulted security with respect to cumulative interest payments of $1,367 at October 31, 1996. The security has been devalued to $1.

^  The following are restricted securities at October 31, 1996:

Schedule of Restricted or Illiquid Securities

---------------------------------------------------------------------------------------------
                                                                                   Fair Value
                                         Date                             Fair      as a % of
Security Name                        Acquired           Cost             Value     Net Assets
---------------------------------------------------------------------------------------------

ATS Medical Warrants
   (Exp 1997)                      11/18/1992             $0                $0          0.00%
Adeza Biomedical,
   Series II Conv Pfd              12/21/1994      1,000,000         1,000,000          0.22
Advanced Health                     1/27/1995      1,548,590      7,355,988(b)          1.61
Alexion Pharmaceuticals            12/23/1994      1,000,000      1,578,945(a)          0.34
                                   6/15/1993-
                                   12/23/1994      1,000,000      1,125,000(d)          0.25
Alexion Pharmaceuticals
   Warrants (Exp 1997)             6/15/1993-
                                    3/16/1995              0                 0          0.00
Biocompatibles
   International PLC                3/5/1993-
                                    5/23/1996      1,547,592      7,108,943(c)          1.56
Cadus Pharmaceutical                7/24/1996      1,000,000      4,595,189(d)          1.01
Cambridge Heart                     9/29/1993      1,300,000      5,785,000(b)          1.27
Clarus Medical Systems
   Series I Conv Pfd               12/23/1992        533,320           533,320          0.12
   Series II Conv Pfd             12/23/1992-
                                     2/9/1996        386,195           386,195          0.08
   Warrants (Exp 2000)             12/23/1992              0                 0          0.00
Crown Laboratories                  8/20/1993      1,049,947        520,594(c)          0.11
Ecogen Technologies I             11/16/1992-
                                    1/28/1994        684,000           792,000          0.17
Electroscope Inc                   4/27/1993-
                                    3/21/1996        990,000      2,261,000(c)          0.50
Fuisz Technologies Ltd             2/28/1992-
                                    8/11/1994      1,999,996      2,656,551(c)          0.58




Imatron Inc Warrants
   (Exp 1996)                       9/11/1992        400,000           987,500          0.22
Ingenex Inc, Series B
   Pfd                              9/27/1994        600,000           600,000          0.13%
InterVentional
   Technologies, Series F
   Pfd                             10/19/1992      2,000,000         2,125,000          0.47
Janus Biomedical,
   Series A Conv Pfd                 3/2/1994      1,000,000         1,000,000          0.22
MedClone Inc
    Promissory Notes,
   10.000% 6/30/1996               12/6/1994-
                                    6/29/1995         55,260                 1          0.00
   12/31/1996                      12/6/1994-
                                    6/29/1995         55,260                 1          0.00
   Series G Conv Pfd              10/21/1993-
                                    7/15/1994      1,500,005             2,367          0.00
   Warrants (Exp 1999)              7/15/1994              0                 0          0.00
Medical Associates of
   America                         2/24/1992-
                                    8/31/1992        530,491                 1          0.00
Medical Associates of
   America
   Conv Sr Notes, Zero
   Coupon, 2/28/1999               2/24/1992-
                                    2/28/1994      1,689,904               100          0.00
Metra Biosystems                    1/11/1994      1,300,000      1,088,592(d)          0.24
Multum Information
   Services, Series B
   Pfd                              3/25/1993      1,000,000         2,570,000          0.56
Norian Corp, Series D
   Pfd                               8/5/1992      1,500,001         1,500,001          0.33
OrbTek Inc
   Conv Promissory Notes,
   10.000%
   6/30/2000                        6/30/1995        500,000           500,000          0.11
   11/22/2000                      11/24/1995      1,000,000         1,000,000          0.22
   11/24/2000                     11/24/1995-
                                    4/29/1996      1,000,000         1,000,000          0.22
   Series A Conv Pfd                5/12/1994      1,500,001         1,500,001          0.33
   Warrants (Exp 2000)              10/4/1996              0                 0          0.00
Osiris Therapeutics,
   Series C Conv Pfd               5/24/1994-
                                   12/23/1994      1,199,999         1,199,999          0.26
Physicians Online
   Series A Conv Pfd                8/30/1993        964,000         3,220,965          0.71
   Series C Conv Pfd                2/29/1996        500,022           500,022          0.11
SOMNUS Medical
   Technologies,
   Series B Pfd                     9/11/1996      3,000,000         3,000,000          0.66





Spiros Development Units           12/29/1995      2,000,010         2,617,480          0.57
Titan Pharmaceuticals               7/19/1993      2,000,000      4,442,757(b)          0.97
Unisyn Technologies                 2/28/1994        999,961            20,754          0.00
Unisyn Technologies
   Series A Conv Pfd               12/27/1994        758,258           758,258          0.17
   Series B Pfd                      2/6/1996        499,500           499,500          0.11
   Warrants (Exp 2001)              7/27/1994              0                 0          0.00
Xenometrix Inc                     7/20/1992-
                                    2/21/1996      2,099,978      2,055,430(a)          0.45
                                                 --------------------------------------------
                                                 $43,692,290       $67,887,454         14.88%
=============================================================================================

(a) - Fair value represents 75% of the security's publicly traded value.
(b) - Fair value represents 80% of the security's publicly traded value.
(c) - Fair value represents 85% of the security's publicly traded value.
(d) - Fair value represents 90% of the security's publicly traded value. See Notes to Financial Statements

Statement of Assets and Liabilities
The Global Health Sciences Fund
October 31, 1996
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investment Securities at Value (Cost $374,097,358)                  $456,544,133
Cash                                                                     862,845
Receivables:
   Investment Securities Sold                                          1,519,550
   Dividends and Interest                                                407,504
Organization Costs                                                         1,592
Prepaid Expenses and Other Assets                                          7,896
                                                                   -------------
Total Assets                                                         459,343,520
--------------------------------------------------------------------------------
Liabilities
--------------------------------------------------------------------------------
Payable for Investment Securities Purchased                            3,346,703
Accrued Expenses and Other Payables                                      154,525
                                                                   -------------
Total Liabilities                                                      3,501,228
--------------------------------------------------------------------------------
Net Assets at Value                                                 $455,842,292
================================================================================
Net Assets
--------------------------------------------------------------------------------
Paid-in Capital*                                                    $281,673,975
Accumulated Undistributed Net Investment Income                           56,982
Accumulated Undistributed Net Realized Gain on
   Investment Securities and Foreign
   Currency Transactions                                              91,664,791
Net Appreciation of Investment Securities
   and Foreign Currency Transactions                                  82,446,544
                                                                   -------------
Net Assets at Value                                                 $455,842,292
================================================================================
Net Asset Value per Share                                                 $22.23
================================================================================
* The Fund has an unlimited number of authorized shares of common stock, par value of $0.01 per share, of which 20,507,200 were outstanding at October 31, 1996.

See Notes to Financial Statements

Statement of Operations
The Global Health Sciences Fund
Year Ended October 31, 1996
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income
Dividends                                                             $1,677,216
Interest                                                               1,901,644
   Foreign Taxes Withheld                                               (77,966)
                                                                   -------------
   Total Income                                                        3,500,894
--------------------------------------------------------------------------------
Expenses
Investment Advisory Fees                                               4,517,293
Administrative Fees                                                      429,948
Custodian Fees and Expenses                                              131,806
NYSE Listing Fee                                                          32,355
Organization Expenses                                                      6,972
Professional Fees and Expenses                                            81,030
Reports to Shareholders                                                  156,643
Transfer Agent Fees                                                       37,164
Trustees' Fees and Expenses                                               77,359
Other Expenses                                                            12,512
                                                                   -------------

   Net Expenses                                                        5,483,082
--------------------------------------------------------------------------------
Net Investment Loss                                                  (1,982,188)
--------------------------------------------------------------------------------
Realized And Unrealized Gain (Loss)
   On Investment Securities
--------------------------------------------------------------------------------
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                                  97,041,210
Change in Net Depreciation of Investment
   Securities and Foreign Currency Transactions                     (18,719,794)
                                                                   -------------
Net Gain On Investment Securities                                     78,321,416
--------------------------------------------------------------------------------
Net Increase in Net Assets from Operations                           $76,339,228
================================================================================

See Notes to Financial Statements

Statement of Cash Flows
The Global Health Sciences Fund
For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

Increase (Decrease) in Cash
--------------------------------------------------------------------------------
Cash Flows From Operating Activities:
   Dividends and Interest Received, Net of
   Foreign Withholding Taxes                                          $3,236,887
   Expenses Paid                                                     (5,100,905)
   Purchases Net of Sales of Short-Term
     Portfolio Investments                                          (29,043,971)
   Purchases of Long-Term Portfolio Investments                    (388,188,786)
   Sales of Long-Term Portfolio Investments                          419,966,737
   Other                                                                 (7,133)
                                                                   -------------
   Net Cash Flows From Operating Activities                              862,829
                                                                   -------------
Net Increase in Cash                                                     862,829
Cash at Beginning of Year                                                     16
                                                                   -------------
Cash at End of Year                                                     $862,845
================================================================================

Reconciliation of Net Increase in Net Assets from Operations to Net Cash Flows From Operating Activities
--------------------------------------------------------------------------------
Net Increase in Net Assets from Operations                           $76,339,228
                                                                   -------------
Increase in Investments                                                6,185,218
Net Realized Gain                                                   (97,041,210)
Increase in Depreciation of Investment Securities                     18,719,794
Increase in Receivable for Investment Securities Sold                  2,294,083
Decrease in Payable for Investment Securities Purchased              (4,936,714)
Increase in Dividends and Interest Receivable                          (322,526)
Decrease in Prepaid Expenses and Other Assets                              7,133
Increase in Accrued Expenses and Other Payables                        (382,177)
                                                                   -------------
   Total Adjustments                                                (75,476,399)
                                                                   -------------
Net Cash Flows From Operating Activities                                $862,829
================================================================================

See Notes to Financial Statements

Statement of Changes in Net Assets
The Global Health Sciences Fund
Year Ended October 31
--------------------------------------------------------------------------------
                                                    1996                    1995
--------------------------------------------------------------------------------
Operations
--------------------------------------------------------------------------------
Net Investment Loss                         $(1,982,188)            $(2,188,534)
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                               97,041,210              46,749,534
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign Currency
   Transactions                             (18,719,794)              81,107,756
                                            ------------------------------------
Total Increase In Net Assets                  76,339,228             125,668,756
Beginning of Period                          379,503,064             253,834,308
                                            ------------------------------------
End of Period (Including Accumulated
   Undistributed Net Investment Income
   of $56,982 and $0, respectively)         $455,842,292            $379,503,064
================================================================================

See Notes to Financial Statements

Notes to Financial Statements
The Global Health Sciences Fund

NOTE 1 - Organization And Significant Accounting Policies. The Global Health Sciences Fund (the "Fund") was organized as a Massachusetts Business Trust on November 18, 1991 and commenced investment operations on January 24, 1992. The investment objective of the Fund is to seek capital appreciation through investments in the health sciences related business sectors. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, closed-end management investment company.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of trustees.
      Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of trustees. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
      Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
      If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of trustees. Restricted securities are valued in accordance with procedures established by the Fund's board of trustees.
      Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B.  Security   Transactions  And  Related   Investment  Income  -  Security
transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
      The Fund may have elements of risk due to concentrated investments in specific industries or investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
      Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. The Fund has demand registration rights for certain restricted securities held at October 31, 1996, which can be exercised upon the registration of a qualifying public offering by each company in the future. The Fund may incur registration costs associated with these public offerings. There is no assurance such offerings will occur.

C. Federal And State Taxes - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
      Net capital loss carryovers utilized in 1996 amounted to $3,103,499. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
      Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
      Investment income received from foreign sources may be subject to foreign witholding taxes. Dividend and interest income is shown gross of foreign witholding taxes in the accompanying financial statements.

D.   Dividends  And   Distributions   To   Shareholders   -  Dividends  and
distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, non-taxable dividends, net operating losses and expired capital loss carryforwards. For the year ended October 31, 1996, the Fund reclassified $268,043 from accumulated undistributed net realized gain on investment securities and foreign currency transactions to paid-in capital and reclassified $2,039,170 from accumulated undistributed net realized gain on investment securities and foreign currency transactions to accumulated undistributed net investment income. Net investment income, net realized gains and net assets were not affected. On November 25, 1996, the Fund declared a long-term capital gain of $3.8925 and a short-term capital gain of $0.5802 per share.

NOTE 2 - Investment Advisory And Other Agreements. INVESCO Trust Company ("ITC") serves as the Fund's investment adviser. As compensation for its services to the Fund, ITC receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 1.00% of ending weekly net assets.

     Under the terms of the Administrative Agreement with the former administrator, certain administrative services were provided to the Fund for fees based upon an annual rate of average net assets ranging from 0.20% to 0.10%. As of May 1, 1996, INVESCO Funds Group, Inc. ("IFG") became the administrator for the Fund. The Fund will pay IFG an annual fee of $250,000 to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

NOTE 3 - Purchases And Sales Of Investment Securities. For the year ended October 31, 1996, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $382,392,072 and $417,923,462, respectively.
      There were no purchases or sales of U.S. Government  securities.

NOTE 4 - Appreciation And Depreciation. At October 31, 1996, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $95,503,189 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $13,057,352, resulting in net appreciation of $82,445,837.

NOTE 5 - Transactions With Affiliates And Affiliated Companies. For the year ended October 31, 1996, PaineWebber Incorporated (an affiliate of the former administrator) earned $19,426 in commissions for brokerage transactions.
      Certain of the Fund's officers and trustees are also officers and directors of ITC or IFG.

      An affiliated company represents ownership by the Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions with affiliates during the year ended October 31, 1996, in which the issuer was an affiliate of the Fund, is as follows:

                                                Purchases                         Sales               Realized
                                         -----------------------       -----------------------   Gain(Loss) on        Value
Affiliate                                 Shares           Cost         Shares           Cost      Investments  at 10/31/96
---------------------------------------------------------------------------------------------------------------------------

Adeza Biomedical Series II Conv Pfd            -              -              -              -              -     $1,000,000
Alexion Pharmaceuticals                        -              -              -              -              -      3,703,945
Alexion Pharmaceuticals Warrants               -              -              -              -              -              0
Cadus Pharmaceutical                           -              -              -              -              -      4,595,189
Cambridge Heart                           38,000       $342,000          2,000        $18,000         $5,250      6,185,500
Clarus Medical Systems
      Series I Conv Pfd-                       -              -              -              -              -        533,320
      Series II Conv Pfd                  55,000        275,000              -              -              -        386,195
      Warrants                                 -              -              -              -              -              0
Crown Laboratories                             -              -         26,500         39,750        (4,206)        520,594
Ecogen Technologies I                          -              -              -              -              -        792,000
Electroscope Inc                               -              -              -              -              -      2,261,000
Ingenex Inc Series B Pfd                       -              -              -              -              -        600,000
Medical Associates of America                  -              -              -              -              -              1
Medical Associates of America
      Conv Sr Notes
      Zero Coupon, 2/28/1999                   -              -              -              -              -            100
Multum Information Service
      Series B Conv Pfd                        -              -              -              -              -      2,570,000
Norian Corp Series D Pfd                       -              -              -              -              -      1,500,001
Pharmos Corp                                   -              -              -              -              -        791,847
Protocol Systems                          42,500        442,188              -              -              -      6,154,375
SOMNUS Medical Technologies
      Series B Pfd                     1,000,000      3,000,000              -              -              -      3,000,000
Spiros Development Units                  66,667      2,000,010              -              -              -      2,617,480
Titan Pharmaceuticals                          -              -              -              -              -      4,442,757
Unisyn Technologies                            -              -              -              -              -         20,754
Unisyn Technologies
      Series A Conv Pfd                        -              -              -              -              -        758,258
      Series B Pfd                       499,500        499,500              -              -              -        499,500
      Warrants                                 -              -              -              -              -              0
Xenometrix Inc                                 -              -              -              -              -      2,055,430
Xillix Technologies                            -              -              -              -              -      1,697,838
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                $46,686,084
===========================================================================================================================

No dividend income was received from any affiliated companies.

Financial Highlights
The Global Health Sciences Fund
(For a Fund Share Outstanding Throughout Each Period)
---------------------------------------------------------------------------------------------------------------------------


                                                                              Year Ended October 31            Period Ended
                                                      ------------------------------------------------------     October 31
                                                           1996           1995           1994           1993          1992^
---------------------------------------------------------------------------------------------------------------------------
Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value -
   Beginning of Period                                  $18.506        $12.378        $12.121        $12.643        $13.950
                                                      ---------------------------------------------------------------------
Income From Investment Operations
Net Investment Income (Loss)                            (0.097)        (0.107)        (0.085)          0.205          0.071
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                         3.821          6.235          0.542        (0.652)        (1.345)
                                                      ---------------------------------------------------------------------
Total from Investment Operations                          3.724          6.128          0.457        (0.447)        (1.274)
---------------------------------------------------------------------------------------------------------------------------
Less Distributions
Dividends from Net Investment Income                      0.000          0.000          0.200          0.075          0.000
Offering Costs Charged to Paid-In Capital                 0.000          0.000          0.000          0.000          0.033
                                                      ---------------------------------------------------------------------
Total Distributions                                       0.000          0.000          0.200          0.075          0.033
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value -
   End of Period                                        $22.230        $18.506        $12.378        $12.121        $12.643
                                                      =====================================================================
Share Price -End of Period                              $17.000        $14.750        $10.000        $11.500        $11.500
                                                      =====================================================================

Total Return >                                           15.25%         47.50%       (11.49%)          0.67%      (17.56%)*
---------------------------------------------------------------------------------------------------------------------------

Ratios
Net Assets - End of Period
   ($000 Omitted)                                      $455,842       $379,503       $253,834       $248,564       $259,279
Ratio of Expenses to Average Net Assets                   1.21%          1.33%          1.41%          1.39%         1.35%~
Ratio of Net Investment Income (Loss)
   to Average Net Assets                                (0.44%)        (0.72%)        (0.70%)          1.74%         0.72%~
Portfolio Turnover Rate                                     91%           105%           121%           226%          215%*
Average Commission Rate Paid^^                          $0.0822              -              -              -              -
---------------------------------------------------------------------------------------------------------------------------

^  From January 24, 1992, commencement of operations, to October 31, 1992.

> Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

~  Annualized

^^ The average commission rate paid is the total brokerage commissions paid on the applicable purchases and sales of securities for the period divided by the total number of related shares purchasd or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

Report of Independent Accountants

To the Shareholders and Board of Trustees of The Global Health Sciences Fund. In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Global Health Sciences Fund (the "Fund") at October 31, 1996, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and a broker and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

   At October 31, 1996, the financial statements include securities valued at $67,887,454 (14.88 percent of net assets), whose values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Trustees in arriving at their estimate of value of such securities and have inspected the underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material to the financial statements.

Price Waterhouse LLP

Denver, Colorado
December 2, 1996

Other Information
The Global Health Sciences Fund
Unaudited
---------------------------------------------------------------------------------------------------------------------------
Dividends and Capital Gains Distribution History
---------------------------------------------------------------------------------------------------------------------------
                                                                         Net Investment         Long-Term        Short-Term
                                                                                 Income     Capital Gains     Capital Gains
Ex Date                                                  Payable Date       (per share)       (per share)       (per share)
---------------------------------------------------------------------------------------------------------------------------

December 24, 1992                                    January 15, 1993            $0.075                 -                 -
December 23, 1993                                    January 14, 1994            $0.200                 -                 -
November 29, 1996                                   December 23, 1996                 -           $3.8925           $0.5802
---------------------------------------------------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN
Shareholders of the Fund who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment Plan (the "Plan"), unless and until an election is made to withdraw from the Plan as herein provided. State Street Bank and Trust Company (the "Agent"), acts as agent under the Plan on behalf of participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify the Fund c/o State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101. Under the Plan, all of the Fund's dividends and capital gains and other distributions to shareholders will be reinvested in full and fractional Shares as described below. A shareholder who owns Shares registered in his broker's or nominee name, and whose broker does not provide facilities for a dividend reinvestment program, may be required to have his Shares registered in his own name in order to participate in the Plan. Shareholders wishing to participate in the Plan whose Shares are held in the name of a broker or nominee should consult their brokers as to how to accomplish dividend reinvestment.
   Whenever the Fund declares an income dividend or a capital gain or other distribution (collectively, "Dividends"), non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Shares will be acquired by the Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares ("Newly Issued Shares") or (ii) by the purchase of outstanding Shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere.
   If on the payment date for a Dividend the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "Market Premium"), the Agent will purchase from the Fund Newly Issued Shares on behalf of the participant at a price per Share equal to the greater of the net asset value per Share or 95% of the then current market price per Share. This discount from the current market price reflects savings in underwriting and other costs which the Fund would otherwise incur to raise additional capital.
   If on the payment date for a Dividend the net asset value per Share is greater than the market price per Share (such condition being referred to herein as "Market Discount"), the Agent will endeavor to invest the Dividend amount in Shares acquired on behalf of the participant in Open-Market Purchases. In the event of a Market Discount on the payment date, the Agent will have up to 30 days after the payment date to invest the Dividend amount in Shares acquired in Open-Market Purchases.
   Registered shareholders who acquire their Shares in open-market transactions and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a shareholder has not previously elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividends, the Shareholder will automatically receive such Dividends in additional Shares.
   Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole Shares credited to his account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole Shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

   The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole Shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.
   In the case of shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the shareholder as representing the total amount of Shares registered in the shareholder's name and held for the account of beneficial owners participating in the Plan.
   There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open-Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of Shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing Shares for all the participants in blocks and prorating the lower commission that may be attainable.
   The automatic reinvestment of Dividends will not relieve participants of any income tax which may be payable on such Dividends. In the case of non-U.S. participants whose Dividends are subject to United States income tax withholding and in the case of any participants subject to 30% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.
   The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.

ANNUAL SHAREHOLDERS MEETING
The Fund's annual meeting of shareholders was held on April 30, 1996. Shareholders voted to re-elect Charles A. Brady, Fred A. Deering and A.D. Frazier, Jr. as Trustees and ratified the appointment of Price Waterhouse LLP as the Fund's independent accountants. The resulting vote count for each proposal is listed below:
1.   Election of three Trustees:
     Charles A. Brady               For:                              15,806,775
                                    Withheld Authority:                  325,946
     Fred A. Deering                For:                              15,819,159
                                    Withheld Authority:                  313,562
     A.D. Frazier, Jr.              For:                              15,802,630
                                    Withheld Authority:                  330,091
2. Ratification of Appointment of Price Waterhouse LLP as the Fund's Independent Accountants:
                                    For:                              15,979,826
                                    Against:                              55,611
                                    Abstain:                              97,285

In addition to Messrs. Brady, Deering and Frazier, the following persons serve as Trustees of the Fund: Mr. Hubert L. Harris, Jr., Mr. Dan J. Hesser, Mr. John
W. McIntyre and Dr. Larry Soll.

MISCELLANEOUS
For the year ended October 31, 1996, there were (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws, and (iii) no material changes in the principal risk factors associated with investment in the Fund. Mr. Hubert L. Harris, Jr. was selected to serve as President and Trustee of the Fund, and Mr. John Schroer assumed primary responsibility for the day-to-day management of the Fund's portfolio.
         Mr. Schroer  joined INVESCO Trust Company  ("ITC") in 1992 and became a
Senior  Vice   President  of  ITC  in  1996.   In  addition  to  Mr.   Schroer's
responsibilities as portfolio manager of the Fund, he also manages the INVESCO Strategic Health Sciences Fund and the INVESCO Emerging Growth Fund. Mr. Schroer has been an officer of The Global Health Sciences Fund since January 1996.
         Mr. Schroer received his B.S. and M.B.A. degrees from the University of Wisconsin-Madison. He began his investment management career in 1990 with the Trust Company of the West as an investment analyst. He was eventually given additional responsibilities by Trust Company of the West in Los Angeles as Assistant Vice President with analytical responsibilities in the health care industry.

Trustees and Officers

Trustees

Charles W. Brady
Chairman of the Board of Trustees

Hubert L. Harris, Jr.
President and Trustee

Fred A. Deering
Trustee

A.D. Frazier, Jr.
Trustee

Dan J. Hesser
Trustee

John W. McIntyre
Trustee

Larry Soll, Ph.D.
Trustee

Officers

John R. Schroer
Vice President

Glen A. Payne
Secretary

Ronald L. Grooms
Treasurer, Chief Financial and Accounting Officer



Shareholder Information

Investment Adviser
INVESCO Trust Company
7800 East Union Avenue
Suite 1100
Denver, Colorado 80237

Administrator
INVESCO Funds Groups, Inc.
7800 East Union Avenue
Suite 800
Denver, Colorado 80237

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Shareholder Servicing Agent
Boston Equiserve, Inc.
150 Royall Street
Mail Stop 45-02-62
Canton, Massachusetts 02021

Independent Accountants
Price Waterhouse LLP
950 Seventeenth Street
Denver, Colorado 80202

Counsel
Kirkpatrick & Lockhart
1800 M Street, N.W.
South Lobby, 9th Floor
Washington, D.C. 20036


For information about The Global Health Sciences Fund or current net asset values, please call toll-free 1-800-528-8765

For questions on dividend reinvestment, please call toll-free 1-800-426-5523